Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property and Equipment, Net
Schedule of property and equipment

	As of December 31,
	2017	2018	2018
	RMB	RMB	USD
Leasehold improvements	43,181,328	46,392,697	6,747,537
Furniture, fixtures and equipment	27,924,624	29,534,670	4,295,640
Motor vehicles	4,376,244	4,281,395	622,703
Total	75,482,196	80,208,762	11,665,880
Accumulated depreciation	(30,525,142)	(43,941,720)	(6,391,058)
Property and equipment, net	44,957,054	36,267,042	5,274,822